Loss per share	6 Months Ended
Jun. 30, 2018
Loss per share
Loss per share

18.         Loss per share

The calculation of both basic and diluted loss per share is based on net loss attributable to equity holders of the parent and weighted average outstanding shares of:

	For the six months ended June 30,
In thousands of U.S. dollars except share data	2018	2017
Net loss attributable to equity holders of the parent - basic	$(100,695)	$(79,782)
Convertible Notes due 2019 and 2022 - interest expense	—	—
Convertible Notes due 2019 and 2022 - deferred financing amortization	—	—
Net loss attributable to equity holders of the parent - diluted	$(100,695)	$(79,782)

Basic weighted average number of shares	308,914,701	172,096,465
Effect of dilutive potential basic shares:
Restricted stock	—	—
Convertible Notes due 2019 and 2022	—	—
	—	—
Diluted weighted average number of shares	308,914,701	172,096,465

Loss Per Share:
Basic	$(0.33)	$(0.46)
Diluted	$(0.33)	$(0.46)

During the six months ended June 30, 2018 and 2017, we incurred net losses and as a result, the inclusion of potentially dilutive shares relating to unvested shares of restricted stock and our Convertible Notes due 2019 and Convertible Notes due 2022 were excluded from the computation of the diluted earnings per share because their effect would have been anti-dilutive. Accordingly, interest expense and deferred financing amortization relating to the Convertible Notes due 2019 and Convertible Notes due 2022 along with the potentially dilutive securities under such notes (representing 63,202,430 and 34,208,348 shares of common stock for the six months ended June 30, 2018 and 2017, respectively) in addition to the potentially dilutive impact of 21,674,746 and 10,214,315 unvested shares of restricted stock were excluded from the computation of diluted earnings per share for the six months ended June 30, 2018 and 2017, respectively.